SECURITIES AND EXCHANGE COMMISSION
                  WASHINGTON, D.C. 20549

                         FORM 8-K

                      CURRENT REPORT

            Pursuant to Section 13 or 15 (d) of
            the Securities Exchange Act of 1934



Date of  Report (Date of earliest event reported)   November 7, 1996

                               QCF BANCORP, INC.
(Exact name of registrant as specified in its charter)

         Minnesota                     0-25700               41-1796789
(State or other jurisdiction of     (Commission           (I.R.S. employer
  incorporation)                     file number)          identification no.)

501 Chestnut Street, Virginia, Minnesota                            55792
(Address of principal executive offices)                         (Zip code)

Registrant's telephone number, including area code:   (218) 741-2040

                                 Not Applicable
(Former name or former address, if changed since last report)









                             Exhibit Index on Page 2
                                Page 1 of 4 Pages








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Item 4. Changes in Registrant's Certifying Accountant

(a) At its board meeting on November 7, 1996, the Board of Directors of QCF Bancorp, Inc. engaged the accounting firm of McGladrey & Pullen LLP as independent accountants for the Registrant for the fiscal year ending June 30, 1997. The work of KPMG Peat Marwick LLP was terminated on November 7, 1996.

(b) During the two most recent fiscal years and interim period subsequent to June 30, 1996 through November 7, 1996 (date of termination), there have been no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure or any reportable events.

(c) QCF Bancorp's report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report referred to the changes in QCF Bancorp's method of accounting for securities during the year ended June 30, 1995 and its method of accounting for income taxes during the year ended June 30,1994. .

(d) The Registrant has requested that KPMG Peat Marwick LLP furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of Discharged's letter to the SEC, dated November 12, 1996, is filed as Exhibit 16 to the Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following is a list of exhibits filed with this current report on Form 8-K indexed to their location in the sequentially numbered copy.

Exhibit No.                                                  Page No.
      16       Letter from KPMG Peat Marwick LLP,              4
               dated November 12,  1996.











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                        SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      QCF Bancorp, Inc.
                                      Registrant




Date:    November 12, 1996           /S/   Daniel F. Schultz
       --------------------         -----------------------------------
                                           Daniel F. Schultz
                                           Vice President/Treasurer
                                          (Principal Financial Officer)


























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November 12, 1996


Securities and Exchange Commission

Washington, D.C, 20549

Ladies and Gentlemen:

We were previously principal accountants for QCF Bancorp, Inc. and, under the date of August 20, 1996, we reported on the consolidated financial statements of QCF Bancorp, Inc. and subsidiary as of June 30, 1996 and 1995 and for each of the years in the three year period ended June 30, 1996. Our report refers to the changes in QCF Bancorp,Inc's method of accounting for securities during the year ended June 30, 1995 and its method of accounting for income taxes during the year ended June 30, 1994. On November 7, 1996, our appointment as principal accountants was terminated. We have read QCF Bancorp, Inc.'s statement included under Item 4 of its Form 8-k dated November 12, 1996, and we agree with such statements, except that we are not in a position to agree or disagree with QCF Bancorp, Inc.'s statement that the change was approved by the board of directors.

Very truly yours,


KPMG Peat Marwick LLP






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